UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 2, 2020 (October 28, 2020)

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee	1-3083		62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1415 Murfreesboro Pike	Nashville	Tennessee	37217-2895
(Address of Principal Executive Offices)			(Zip Code)

(615) 367-7000

Registrant's telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2020, Genesco Inc. (the “Company”) announced that its Senior Vice President and Chief Financial Officer, Melvin G. Tucker, was resigning as an officer and employee of the Company effective November 27, 2020, to pursue opportunities outside of the Company. Mr. Tucker’s departure is not the result of any disagreement with the Company or any matter related to the Company’s operations, financial statements or accounting policies or practices.

The Company has commenced a search for a new Chief Financial Officer.  Mimi E. Vaughn, the Company’s Board Chair, President and Chief Executive Officer, will become the Company’s acting Chief Financial Officer until the Company names a successor.  Ms. Vaughn previously served as the Company’s Senior Vice President - Finance and Chief Financial Officer from February 2015 until June 2019. Until the Company names a successor, Ms. Vaughn will oversee a newly-established Office of the Chief Financial Officer which will be co-led by Brently G. Baxter, the Company’s Vice President and Chief Accounting Officer, Matthew N. Johnson, Vice President and Treasurer, and Dave Slater, Vice President of Financial Planning and Analysis and Investor Relations.

Ms. Vaughn will not receive any additional compensation for assuming the duties of acting Chief Financial Officer and no changes were made to Ms. Vaughn’s severance arrangements in connection with this appointment.

Ms. Vaughn has no family relationships with any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release issued by Genesco Inc. on November 2, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: November 2, 2020	By:	/s/ Scott E. Becker
	Name:	Scott E. Becker
	Title:	Senior Vice President, Secretary and General Counsel